Convertible Preferred Stock and Stockholders' Deficit	12 Months Ended
Dec. 31, 2012
Convertible Preferred Stock and Stockholders' Deficit

13. Convertible Preferred Stock and Stockholders’ Deficit

Common Stock

As of December 31, 2011 and 2012, we had reserved shares of common stock, on an as-if-converted basis, for issuance as follows:

	December 31,
	2011	2012
Conversion of Series A convertible preferred stock	4,309,972	4,309,972
Conversion of Series B convertible preferred stock	3,579,597	3,579,597
Conversion of Series C convertible preferred stock	9,214,160	9,214,160
Conversion of Series D convertible preferred stock	6,287,026	6,287,026
Conversion of Series 1 convertible preferred stock	636,042	636,042
Options issued and outstanding	3,104,399	3,451,178
Options available for grant under stock option plan	45,259	593,011
Common and convertible preferred stock warrants	82,575	82,575

Total	27,259,030	28,153,561

Convertible Preferred Stock

As of December 31, 2011 and 2012, we had outstanding convertible preferred stock as follows (in thousands, except share data):

	Shares Authorized	Shares Issued and Outstanding	Carrying Value and Liquidation Preference
Series A	43,147,400	4,309,972	$43,100
Series B	36,750,400	3,579,597	46,893
Series C	93,000,000	9,214,160	130,381
Series D	64,000,000	6,287,026	88,962
Series 1	6,360,500	636,042	7,944

Total	243,258,300	24,026,797	$317,280

Dividends and Distributions

The holders of the outstanding shares of convertible preferred stock are entitled to receive, when, as and if declared by the Board of Directors, a noncumulative cash dividend at the annual rate of 8% of the original issue price per annum on each outstanding share of convertible preferred stock. The original issue price is $10.00 for Series A, $13.10 for Series B and $14.15 for Series C, Series D and Series 1. Such dividends shall be payable only when, as and if declared by the Board of Directors. After payment of dividends at the rate set forth above, any additional dividends declared will be distributed among all holders of convertible preferred stock and common stock in proportion to the number of shares of common stock that would then be held by each such holder if all shares of convertible preferred stock were converted into common stock. No dividends have been declared to date.

Conversion and Voting Rights

The preferred stock is convertible at the option of the holder at any time into fully paid, nonassessable shares of common stock. The number of shares of common stock to which a holder is entitled upon conversion shall be the product obtained by multiplying the preferred conversion rate (the original issue price divided by the convertible preferred stock conversion price (the original issue price, subject to certain adjustments for antidilution) by the number of shares being converted. Each share of convertible preferred stock automatically converts into common stock in the event of an initial public offering of our common stock with gross proceeds of at least $50.0 million and the price per share is equal to or exceeds the Series D convertible preferred stock conversion price, which is $14.15, as adjusted for any stock dividends, combinations, splits, recapitalizations and the like. In addition, each share of convertible preferred stock shall automatically be converted into common stock at any time upon the affirmative election of the holders of at least two-thirds of the outstanding shares of voting convertible preferred stock.

With the exception of the holders of Series 1 convertible preferred stock, which have no voting rights, the holders of each share of convertible preferred stock have one vote for each share of common stock into which such convertible preferred stock may be converted.

Holders of Series D convertible preferred stock are granted a separate vote. For so long as any shares of Series D convertible preferred stock remain outstanding, in addition to any other vote or consent required, the vote or written consent of the holders of at least 50% of the outstanding Series D convertible preferred stock shall be necessary for effecting or validating certain actions as outlined in our Amended and Restated Certificate of Incorporation.

Liquidation Rights

Upon liquidation, dissolution, or winding up of the Company (whether voluntary or involuntary) (a “Liquidation Event”), before any distribution or payment shall be made to the holders of any Series A, Series B, Series C or Series 1 convertible preferred stock or common stock, the holders of Series D convertible preferred stock shall be entitled to be paid out of our assets legally available for distribution, an amount equal to the original purchase price of the Series D convertible preferred stock plus all declared and unpaid dividends. The holders of Series A, Series B, Series C and Series 1 convertible preferred stock shall be entitled to receive, prior and in preference to any distribution of any of our assets legally available for distribution to the holders of common stock, an amount equal to the respective original purchase price of such series of convertible preferred stock plus all declared and unpaid dividends. After payments of the full liquidation preferences of the Series A, Series B, Series C, Series D and Series 1 convertible preferred stock described above, the remaining assets of the Company available for distribution to stockholders will be distributed ratably to the holders of our common stock.

Asset Transfer or Acquisition Rights

In the event that the Company is a party to an Acquisition or Asset Transfer (each as defined below), then each holder of convertible preferred stock shall be entitled to receive, for each share of convertible preferred stock then held, out of the proceeds of such Acquisition or Asset Transfer, the amount of cash, securities or other property to which such holder would be entitled to receive in a Liquidation Event.

“Acquisition” shall mean (A) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or (B) any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred; provided that an Acquisition shall not include (x) any consolidation or merger effected exclusively to change the domicile of the Company, or (y) any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof in consideration solely for the issuance of equity securities; and (C) “Asset Transfer” shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company (including the exclusive license of all or substantially all of the Company’s intellectual property, following which the Company retains no operational obligations).